UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): June 14, 2005

                         Analex Corporation

       (Exact name of registrant as specified in its charter)


        Delaware                 0-5404              71-0869563

    (State or other         (Commission File       (IRS Employer
    jurisdiction of              Number)        Identification No.)
     incorporation)


          5904 Richmond Highway, Suite 300, Alexandria, VA 22303
      (Address of principal executive        (Zip Code)
               offices)


                           (703) 329-9400

        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

     Effective June 14, 2005, Analex Corporation (the "Company") has extended Mr. Ronald B. Alexander's employment, which was originally scheduled to terminate on June 15, 2005, to July 15, 2005. During this period, Mr. Alexander will continue to provide transition assistance to the Company.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  June 15, 2005                 By: /s/ Judith N. Huntzinger
                                         Judith N. Huntzinger
                                         Interim Chief Financial
                                           Officer